SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 10, 2003


                            Daleen Technologies, Inc.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                     0-27491                 65-0944514
  ---------------------------      ---------------         ---------------------
 (State or other jurisdiction      (Commission             (IRS Employer
  of incorporation)                File Number)            Identification No.)


           902 Clint Moore Road, Suite 230, Boca Raton, Florida       33487
           ----------------------------------------------------       ----------
               (Address of principal executive offices)               (Zip code)


       Registrant's telephone number, including area code: (561) 999-8000



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                        Exhibit Index begins on page 4.

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Item 5.   Other Events.

          On June 10, 2003, Daleen Technologies, Inc. (the "Company") held its 2003 Annual Meeting of Stockholders at the Company's headquarters in Boca Raton, Florida. The press release, dated June 10, 2003, issued by the Company with respect to this and other matters is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference in its entirety.

Item 7.   Financial Statements and Exhibits.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits

            Exhibit 99.1   Press Release, dated June 10, 2003










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                        Exhibit Index begins on page 4.

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DALEEN TECHNOLOGIES, INC.


                                         By:   /s/ Jeanne T. Prayther
                                              ----------------------------------
                                              Jeanne T. Prayther
                                              Chief Financial Officer

Dated:  June 10, 2003


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                        Exhibit Index begins on page 4.

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                                 EXHIBIT INDEX


Exhibit No.             Description
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99.1                    Press Release, dated June 10, 2003


















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